SUPPLEMENT DATED APRIL 21, 2023

TO THE PROSPECTUS DATED MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

At a meeting held on January 24-25, 2023 (the “Meeting”), VALIC Company I approved the termination of T. Rowe Price Associates, Inc. (“T. Rowe”) as the sub-adviser to the VALIC Company I Blue Chip Growth Fund and approved the appointment of Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP as sub-advisers to the Blue Chip Growth Fund. VALIC Company I also approved changing the Blue Chip Growth Fund’s name to “Systematic Growth Fund” and changing the investment objective and principal investment strategies and techniques.

Additionally, at the Meeting, VALIC Company I approved the termination of Goldman Sachs Asset Management, L.P. and Invesco Advisers, Inc. as sub-advisers to the VALIC Company I Global Real Estate Fund and approved the appointment of Duff & Phelps Investment Management Co. and Massachusetts Financial Services Company as sub-advisers to the Global Real Estate Fund.

At a meeting held on October 25-26, 2022, VALIC Company I approved the termination of T. Rowe as a sub-adviser to the VALIC Company I Science & Technology Fund and approved the appointment of BlackRock Investment Management, LLC as a sub-adviser to the Science & Technology Fund.

These changes are expected to become effective on or about May 1, 2023 (the “Effective Date”). Accordingly, on the Effective Date, all references to the Blue Chip Growth Fund are changed to Systematic Growth Fund. Additionally, on the Effective Date, as it pertains to the Blue Chip Growth Fund, Global Real Estate Fund, and Science & Technology Fund, the Variable Account Options subsection of the Prospectus is updated as indicated below:

Variable Account Options	Adviser/Sub-Adviser

Systematic Growth Fund	Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP
Global Real Estate Fund	Adviser: VALIC Sub-Advisers: Duff & Phelps Investment Management Co. and Massachusetts Financial Services Company

Variable Account Options	Adviser/Sub-Adviser

Science & Technology Fund	Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC, Voya Investment Management Co. LLC, and Wellington Management Company LLP

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.